                           GREEN TREE FINANCIAL CORP.

                        NET INTEREST MARGIN TRUST 1995-A
                                   JUNE 1997
                             PAYMENT July 15, 1997
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                 CUSIP# 393534AC6
                                 Trust Account # 33-34309-0
                                 Distribution Date: July 15, 1997



Securitized Net Interest Margin                                    Per $1,000
-------------------------------
Certificates                                                        Original
------------                                                       ---------

1.   Amount Available                            3,096,113.59

Interest

2.   Aggregate Interest                          1,145,685.54   3.71975825

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest

5.   Monthly Interest                            1,145,685.54

Principal

6.   Current month's principal
     distribution                                1,950,428.05    6.33255860

7.   Remaining outstanding principal
     balance                                   187,680,281.30   609.3515627
     Pool Factor                                    .60935156

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date               216,579,450.60**

9.   Aggregate amount on deposit
     in reserve fund                             7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                       33,402.79

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                  10,770,564.29

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                   JUNE 1997
                             PAYMENT July 15, 1997
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                     Page 2

                                     CUSIP# 393534AC6
                                     Trust Account # 33-34309-0
                                     Distribution Date:July 15, 1997



12.  Weighted average CPR                   14.38%

13.  Weighted average CDR                    4.76%

14.  Annualized net loss percentage          2.28%

15.  Delinquency         30-59 day           1.60%

                         60-89 day            .53%

                         90+ day             1.03%

                         Total 30+           3.16%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                   JUNE 1997
                             PAYMENT July 15, 1997

                           Fee Assets
               -----------------------------------

               Guarantee     Inside      Fee Asset
                  Fees        Refi         Total
               ----------  ----------  ------------

GTFC 1994-5    216,445.88   67,164.15    283,610.03
GTFC 1994-6     50,687.71   82,463.09    133,150.80
GTFC 1994-7     64,374.75   50,651.74    115,026.49
GTFC 1994-8    233,257.76   74,139.10    307,396.86
GTFC 1995-1     50,163.50   87,404.38    137,567.88
GTFC 1995-2           .00         .00           .00
GTFC 1995-3    257,190.14  234,696.03    491,886.17
GTFC 1995-4     74,598.40  123,887.19    198,485.59
GTFC 1995-5          0.00         .00           .00
               ----------  ----------  ------------
               946,718.14  720,405.68  1,667,123.82

Total amount of Guarantee Fees and Inside
Refinance Payments                            1,667,123.82

Subordinated Servicing Fees                     866,769.44

Payment on Finance 1 Note                     2,533,893.26

Allocable to Interest (current)                 854,457.08

Allocable to accrued but unpaid Interest               .00

Accrued and unpaid Trustee Fees                        .00

Allocable to Principal                        1,679,436.18

Finance 1 Note Principal Balance            139,747,943.15

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                   JUNE 1997
                             PAYMENT July 15, 1997


                                    Inside
                Residual             Refi              Total
               ----------         ----------         ----------

GTFC 1994-5           .00                .00                .00
GTFC 1994-6           .00                .00                .00
GTFC 1994-7           .00                .00                .00
GTFC 1994-8           .00                .00                .00
GTFC 1995-1           .00                .00                .00
GTFC 1995-2     54,604.12         129,735.64         184,339.76
GTFC 1995-3           .00                .00                .00
GTFC 1995-4           .00                .00                .00
GTFC 1995-5    245,277.47         132,653.10         377,880.57
               ------------------------------------------------
               299,831.59         262,388.74         562,220.33

Total Residual and Inside Refinance Payments         562,220.33